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                                                                    EXHIBIT 23



           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the incorporation by reference in Registration Statement No. 333-97871 of Monsanto Company on Form S-8 of our report dated June 14, 2007, appearing in this Annual Report on Form 11-K of Monsanto Savings and Investment Plan for the year ended December 31, 2006.



Deloitte & Touche LLP
St. Louis, Missouri
June 14, 2007